Exhibit 10.44

SECOND MODIFICATION AGREEMENT

This SECOND MODIFICATION AGREEMENT (the “Second Modification”), dated as of March 9, 2004, is made by and among STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, National Association, a national banking association, solely as Trustee of TTC TRUST, LTD., a Connecticut statutory trust (the “Shipowner”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, and OFS MARINE ONE, INC., a New York corporation (each an “Owner Participant” and collectively the “Owner Participants”), TECO OCEAN SHIPPING, INC. and TECO BARGE LINE, INC., each a Florida corporation (as demise charterers of the Vessels, each a “Charterer” and collectively, “Charterers”), TECO ENERGY, INC. and TECO TRANSPORT CORPORATION, each a Florida corporation (each a “Guarantor” and collectively the “Guarantors”; the Charterers and the Guarantors being hereinafter sometimes collectively referred to as the “Obligors”).

WHEREAS, the Shipowner, the Owner Participants and the Obligors are parties to that certain Agreement to Acquire and Charter, dated as of December 30, 2002, as amended by a First Modification Agreement, dated as of March 28, 2003 (the “Agreement”), and the related Transaction Documents executed in connection therewith, that provide, among other things, for the sale and charterback of the Vessels as more particularly described therein (capitalized terms used in this Second Modification that are not otherwise defined herein shall have the meanings ascribed to such terms in Schedule A to the Agreement);

WHEREAS, the Guarantors have requested the Shipowner and the Owner Participants to make certain clarifying changes and modifications to certain of the Transaction Documents to effectuate the intent of the parties.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

1. The following new definition is hereby inserted in Schedule A to the Agreement and in Schedule A to each of the TBL Charter and the TOS Charter immediately after the definition of the term “Excluded Cargoes”:

“Excluded Indebtedness” shall mean the Indebtedness listed on Schedule A-1 attached hereto and made a part hereof, and any Indebtedness to refinance all or any part of any of the Indebtedness listed on Schedule A-1; provided, however, that if any portion of Indebtedness listed on Schedule A-1 is guaranteed by or becomes the obligation of either or both of the Charterers and/or the Guarantors, such portion of such Indebtedness that is guaranteed by or becomes the obligation of either or both of the Charterers and/or the Guarantors shall not be deemed to be Excluded Indebtedness.

2. Schedule A-1 attached hereto is hereby added to Schedule A to the Agreement and to Schedule A to each of the TBL Charter and the TOS Charter.

3. Article 15(a)(11) of the TBL Charter is hereby deleted in its entirety and replaced with the following:

(11) Charterer or any Affiliate thereof shall default (after the expiration of any applicable period of grace with respect thereto) in the payment of any Indebtedness (other than Excluded Indebtedness) in excess of $10,000,000.00, or in the payment of any Indebtedness (other than Excluded Indebtedness) due to any Owner Participant or any of its Affiliates, or, to the extent not covered in any other clause of this Article 15(a), shall default in the performance of any other material obligation to, or observance of any material covenant for the benefit of, any Owner Participant or any of its Affiliates which results in the acceleration of any Indebtedness (other than Excluded Indebtedness) due under any loan, note, indenture, security agreement, lease, guarantee, title retention or conditional sales agreement or other instrument or agreement evidencing such Indebtedness (other than Excluded Indebtedness); or

4. Article 15(a)(11) of the TOS Charter is hereby deleted in its entirety and replaced with the following:

(11) Charterer or any Affiliate thereof shall default (after the expiration of any applicable period of grace with respect thereto) in the payment of any Indebtedness (other than Excluded Indebtedness) in excess of $10,000,000.00, or in the payment of any Indebtedness (other than Excluded Indebtedness) due to any Owner Participant or any of its Affiliates, or, to the extent not covered in any other clause of this Article 15(a), shall default in the performance of any other material obligation to, or observance of any material covenant for the benefit of, any Owner Participant or any of its Affiliates which results in the acceleration of any Indebtedness (other than Excluded Indebtedness) due under any loan, note, indenture, security agreement, lease, guarantee, title retention or conditional sales agreement or other instrument or agreement evidencing such Indebtedness (other than Excluded Indebtedness); or

5. Section 6.1(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

(e) any Guarantor, or any Affiliate thereof shall default (after the expiration of any applicable period of grace with respect thereto) in the payment of any Indebtedness (other than Excluded Indebtedness) in excess of $10,000,000.00, or in the payment of any Indebtedness (other than Excluded Indebtedness) due to any Owner Participant or any of its Affiliates, or, to the extent not covered in any other subsection of this Section 6.1, shall default in the performance of any other material obligation to, or observance of any material covenant for the benefit of, any Owner Participant or any of its Affiliates which results in the acceleration of any Indebtedness (other than Excluded Indebtedness) due under any loan, note, indenture, security agreement, lease, guarantee, title retention or conditional sales agreement or other instrument or agreement evidencing such Indebtedness (other than Excluded Indebtedness).

6. In consideration of the execution of this Second Modification, the Charterers and the Guarantors hereby agree to pay to the Owner Participants upon demand the fees and expenses set forth in a letter agreement of even date herewith from the Charterers to the Owner Participants. The Guarantors and Charterers hereby agree that they, jointly and severally, will pay on demand all expenses reasonably incurred by the Shipowner and/or any Owner Participant in connection with the administration or enforcement of this Second Modification.

7. Except as expressly amended hereby, all of the terms, conditions and provisions of the Transaction Documents shall continue to remain in full force and effect.

8. This Second Modification may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

9. This Second Modification shall be governed by, and construed in accordance with, the laws of the State of New York.

10. By their signatures below, each Owner Participant instructs the Trustee to sign this Second Modification.

[signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Second Modification as of the date first set forth above.

TTC TRUST, LTD., a Connecticut statutory trust, Shipowner

By: STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, National Association, not in its individual capacity but solely as Trustee

By:

Name:
Title: Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, Owner Participant

By:

Name
Title

OFS MARINE ONE, INC., Owner Participant

By:

Name:
Title:

TECO BARGE LINE, INC., Charterer

By:

Name:
Title:

TECO OCEAN SHIPPING, INC., Charterer

By:

Name:
Title

TECO ENERGY, INC., Guarantor

By:

Name:
Title

TECO TRANSPORT CORPORATION, Guarantor

By:

Name:
Title

Schedule A-1 – Excluded Indebtedness

Item of Indebtedness	Maturity	Borrower	Facility	Amount[1]
Consolidated Affiliates:
1. Non-recourse secured facility notes: variable rate	2003 - 07	Central Generadora Eléctrica San José, Ltda.	San Jose	36.4
2. Non-recourse secured facility notes	2003 - 09	Central Generadora Eléctrica San José, Ltda.	San Jose	15.9
3. Non-recourse secured facility notes	2003 - 10	Central Generadora Eléctrica San José, Ltda.	San Jose	19.9
4. Non-recourse secured facility notes: variable rate	2004 - 09	Tampa Centro Americana de Electricidad, Ltda.	Alborada	9.0
5. Non-recourse secured facility notes: variable rate	2004 - 09	Tampa Centro Americana de Electricidad, Ltda.	Alborada	11.0
6. Non-recourse secured facility notes: variable rate	2004 - 09	TPS Operaciones de Guatemala, Ltda.	Alborada	7.0
7. Non-recourse secured facility notes: variable rate	2004 - 09	TPS Operaciones de Guatemala, Ltda.	Alborada	3.0
8. Non-recourse mortgage notes	2003-2004	B-T One, LLC		5.3
9. Non-recourse mortgage notes	2003-2004	B-T One, LLC		2.5
10. Non-recourse secured facility notes: variable rate	2004 - 06	Panda Gila River, L.P.	Gila River	741.0
11. Non-recourse secured facility notes: variable rate	2004 - 06	Union Power Partners, L.P.	Union	654.0
12. Non-recourse secured financing facility: Union County	2003 - 21	Union Power Partners, L.P.	Union	696.1

				2,201.1

Unconsolidated Entities:[2]
13. Non-recourse secured facility notes: variable rate	2003-2018	Empresa Electrica de Guatemala, S.A.	EEGSA	227.2
14. Non-recourse secured facility notes: variable rate	2003-2007	Odessa-Ector Power Partners, L.P.	Odessa	248.5
15. Non-recourse secured facility notes: variable rate	2003-2006	Guadalupe Power Partners, L.P.	Guadalupe	231.2
16. Non-recourse secured facility notes	2011	Texas Independent Energy, L.P.	TIE equity	70.0
17. Non-recourse secured facility notes (synthetic lease)	2028	Hamakua Energy Partners, L.P.	Hamakua	85.5

				862.4

Total Non-recourse debt				3,063.5

[1]	($millions). Amounts for Consolidated Affiliates in lines 1-12 are as reported in the TECO Energy, Inc. Form 10-Q for the third quarter of 2003; with items 4, 5, and 7 combined as a single item on the Form 10Q.

[2]	Entities in which TECO Energy, Inc. holds an interest, but which are not Affiliates as of the date this Schedule A-1 became effective.